Edward Jones Money Market Fund

(Formerly, Edward D. Jones & Co. Daily Passport Cash Trust)

PROSPECTUS

April 9, 2001

INVESTMENT SHARES
RETIREMENT SHARES

A money market mutual fund seeking stability of principal and current income consistent with stability of principal by investing in a portfolio of short-term money market instruments.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 3

What are the Fund's Investment Strategies? 4

What are the Principal Securities in Which the Fund Invests? 5

What are the Specific Risks of Investing in the Fund? 6

What Do Shares Cost? 6

How is the Fund Sold? 7

How to Purchase Shares 7

How to Redeem and Exchange Shares 9

Account and Share Information 12

Who Manages the Fund? 13

Financial Information 13

Report of Ernst & Young LLP, Independent Auditors 24

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund's investment objective is stability of principal and current income consistent with stability of principal. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests in a portfolio of short-term U.S. Treasury and government agency securities. These investments include repurchase agreements collateralized fully by U.S. Treasury and government agency securities. The dollar-weighted average maturity of the Fund's portfolio will be 90 days or less.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund. The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

[Graphic Representation Omitted - See Appendix]

Historically, the Fund's Investment Shares have maintained a constant $1.00 NAV per Share. The bar chart shows the variability of the Fund's Investment Shares total returns on a calendar year-end basis.

The Fund's Investment Shares are sold without a sales charge (load). The total returns displayed above are based upon NAV.

The Fund's Investment Shares total return for the three-month period from January 1, 2001 to March 31, 2001 was 1.22%.

Within the period shown in the Chart, the Fund's Investment Shares highest quarterly return was 1.52% (quarter ended March 31, 1991). Its lowest quarterly return was 0.56% (quarter ended June 30, 1993).

Average Annual Total Return Table

The following table represents the Fund's Investment Shares Average Annual Total Returns for the calendar periods ended December 31, 2000. Total return information for the Fund's Retirement Shares will be provided after the Fund's Retirement Shares have been in operation for a full calendar year.

Calendar Period	Fund
1 Year	5.57%
5 Years	4.80%
10 Years	4.32%

The Fund's Investment Shares 7-Day Net Yield as of December 31, 2000 was 5.70%. You may call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

What are the Fund's Fees and Expenses?

EDWARD JONES MONEY MARKET FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Investment Shares or Retirement Shares.

Shareholder Fees	Investment Shares	Retirement Shares
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[1]	0.41%	0.41%
Distribution (12b-1) Fee	None	None
Shareholder Services Fee	0.25%	0.25%
Other Expenses	0.25%	0.62%
Total Actual Annual Fund Operating Expenses[2]	0.91%	1.28%

1 The maximum management fee is 0.500% of the first $500 million in average daily net assets, 0.475% of the second $500 million in average daily net assets, 0.450% of the third $500 million in average daily net assets, 0.425% of the fourth $500 million in average daily net assets, and 0.400% of average daily net assets in excess of $2 billion.

2 The total actual annual fund operating expenses for the Investment Shares and Retirement Shares are expected to be 0.83% and 1.28%, respectively, for the fiscal year ending February 28, 2002.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Investment Shares and Retirement Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Investment and Retirement Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Investment Shares and Retirement Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class:	1 Year	3 Years	5 Years	10 Years
Investment Shares:	$ 93	$290	$504	$1,120

Retirement Shares:	$130	$406	$702	$1,545

What are the Fund's Investment Strategies?

The Fund invests primarily in a portfolio of U.S. Treasury and government agency securities maturing in 397 days or less. These investments include repurchase agreements collateralized fully by U.S. Treasury and government agency securities. The dollar-weighted average maturity of the Fund's portfolio will be 90 days or less.

The Fund's investment adviser (Adviser) targets a dollar-weighted average portfolio maturity range based upon its interest rate outlook. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as:

  current U.S. economic activity and the economic outlook;
  current short-term interest rates;
  the Federal Reserve Board's policies regarding short-term interest rates; and
  the potential effects of foreign economic activity on U.S. short term interest rates.

The Adviser generally shortens the portfolio's dollar-weighted average maturity when it expects interest rates to rise and extends the maturity when it expects interest rates to fall. The Adviser selects securities used to shorten or extend the portfolio's dollar-weighted average maturity by comparing the returns currently offered by different investments to their historical and expected returns.

What are the Principal Securities in Which the Fund Invests?

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. The following describes the type of fixed income securities in which the Fund may invest.

U.S. Treasury Securities

U.S. Treasury securities are direct obligations of the federal government of the United States.

Government Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

Repurchase agreements are subject to credit risks.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISK

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Money market funds try to minimize this risk by purchasing short-term securities.

CREDIT RISK

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

What Do Shares Cost?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. The Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The Fund cannot guarantee that its NAV will always remain at $1.00 per Share. The Fund does not charge a front-end sales charge. NAV is determined at 12:00 noon and 1:00 p.m. (Eastern Time) and as of the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

The required minimum initial investment for Fund Shares is $1,000, except that there is no minimum requirement for those shareholders in the Edward D. Jones & Co. Full Service Account (FSA) or who have signed an Automatic Collection and Reinvestment Service Agreement.

FULL SERVICE ACCOUNT

This program provides a convenient method for investment by linking your Fund account and the Edward D. Jones & Co. Brokerage Account. As an FSA subscriber, you will have a free credit balance in the Brokerage Account and will automatically have this sum invested in your Fund account on a daily basis. FSA also permits daily, automatic redemption of Fund Shares to satisfy debit balances in your Brokerage Accounts. At present, there is no fee for this service, but Edward D. Jones & Co. reserves the right to charge a fee in the future.

How is the Fund Sold?

The Fund offers two share classes: Investment Shares and Retirement Shares, each representing interests in a single portfolio of securities.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to individual, joint, custodial, trust, fiduciary, corporate, partnership, association or proprietorship accounts.

The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc.

How to Purchase Shares

You may purchase Shares by check or wire. Fund Shares purchased before 3:00 p.m. (Eastern time) earn dividends that day. Payment should be made in U.S. dollars and drawn on a U.S. bank.

When payment is made by check, the order is considered received after the check is converted into federal funds by Edward D. Jones & Co. This is normally within two business days of receiving the check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund incurs. Checks originally payable to someone other than you or Edward D. Jones & Co. (third-party checks) are not accepted.

When payment is made by wire with federal funds, the order is considered received immediately. The Fund reserves the right to reject any request to purchase Shares.

BY CHECK

To purchase Shares by check:

  sign the Automatic Collection and Reinvestment Service Agreement;
  complete and sign a checkwriting application;1
  enclose a check for $1,000 or more made payable to Edward D. Jones & Co.; and
  send the check and any completed forms to your local Edward D. Jones & Co. office with instructions that it be invested in the Fund.

BY WIRE

Shares may be purchased with federal funds sent by Federal Reserve or bank wire. This method results in a more rapid investment in Fund Shares. Contact your Edward D. Jones & Co. investment professional before wiring any funds. You cannot purchase Shares by wire on holidays when wire transfers are restricted.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange of shares you own in certain funds advised and distributed by affiliates of Federated Investors, Inc. (Federated Funds). Or, you may purchase shares of certain Federated Funds by exchanging your Fund Shares. Sales charges may apply in purchasing some Federated Funds. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations. Contact Edward D. Jones & Co. directly or Federated Securities Corp. at 1-800-341-7400 for information on and prospectuses for the Federated Funds into which your Shares may be exchanged.

RETIREMENT INVESTMENTS

You may purchase Retirement Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your Edward D. Jones & Co. investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

1 This form is available from your Edward D. Jones & Co. investment professional. It is optional but recommended.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member.

How to Redeem and Exchange Shares

You may redeem or exchange Shares by submitting a request by telephone or by mail to your Edward D. Jones & Co. investment professional.

BY TELEPHONE

You may redeem or exchange Shares by calling your Edward D. Jones & Co. investment professional.

If you call before 3:00 p.m. (Eastern time), your redemption will be mailed to you the same day. You will not receive that day's dividend.

If you call after 3:00 p.m. (Eastern time), your redemption will be mailed to you the following business day. You will receive that day's dividend.

BY MAIL

You may redeem or exchange Shares by mailing a written request to Edward D. Jones & Co. Call your Edward D. Jones & Co. investment professional for specific instructions before redeeming by letter.

Your redemption request will be processed on the day the Fund receives your written request in proper form. Dividends are paid up to and including the day that a redemption request is processed.

All written requests must include:

  Fund Name, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGES

You may exchange Shares of the Fund into Shares of certain Federated Funds. To do this, you must:

  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. The Fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated Funds.

CHECKWRITING

You may request checks to redeem your Investment Shares. Your account will continue to receive the daily dividend declared on the Investment Shares being redeemed until the check is presented for payment. You may not write checks to redeem Investment Shares directly from Federated Shareholder Services Company or to close an account. The checkwriting privilege may be discontinued at any time. For further information, including minimum checkwriting requirements, contact your Edward D. Jones & Co. investment professional.

VISA ACCOUNT

You may establish a VISA account that allows you to redeem Investment Shares with a VISA card or VISA checks. A shareholder with a VISA account may not use the Fund checking account privileges (only one checkwriting option may be chosen). The VISA privilege may be discontinued at any time. For further information, contact your Edward D. Jones & Co. investment professional.

ADDITIONAL CONDITIONS

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

ACCOUNT ACTIVITY

You will receive monthly statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the second business day after your wire is received. If you purchase Shares by check, you begin earning dividends on the third business day after your check is received.

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, you must maintain a $2,500 average monthly account balance in any month in Investment Shares. Otherwise, Edward D. Jones & Co. will charge you a $3.00 fee for that month. Checkwriting, VISA and FSA privileges will be deleted from Investment Share accounts with a zero balance after 90 days. Retirement Share accounts may be subject to the policy in the future.

TAX INFORMATION

Edward D. Jones & Co. sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Fund?

The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Passport Research Ltd. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 190 mutual funds and separate accounts, which totaled approximately $140 billion in assets as of December 31, 2000. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

ADVISORY FEES

The Adviser receives an annual investment advisory fee based on the Fund's average daily net assets as shown in the chart below.

Average Daily Net Assets	Advisory Fee as Percentage of Average Daily Net Assets
First $500 million	0.500%
Second $500 million	0.475%
Third $500 million	0.450%
Fourth $500 million	0.425%
Over $2 billion	0.400%

Financial Information

FINANCIAL HIGHLIGHTS

Effective April 9, 2001, the Fund has added a new class of shares named Retirement Shares. The existing class of Shares was renamed Investment Shares. The following Financial Highlights will help you understand the Fund's Investment Shares financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, whose report, along with the Fund's audited financial statements, is included in this Prospectus.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.05	0.04	0.05	0.05	0.04
Less Distributions:
Distributions from net investment income	(0.05)	(0.04)	(0.05)	(0.05)	(0.04)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	5.62%	4.43%	4.63%	4.84%	4.59%

Ratios to Average Net Assets:

Expenses	0.91%	0.94%	0.87%	0.89%	0.89%

Net investment income	5.47%	4.35%	4.50%	4.72%	4.49%

Supplemental Data:

Net assets, end of period (000 omitted)	$11,019,037	$8,761,300	$7,671,750	$5,805,434	$4,760,020

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

February 28, 2001

Principal Amount			Value
		GOVERNMENT AGENCIES--31.7%
$31,000,000	[1]	Federal Farm Credit System Floating Rate Note, 6.403%, 3/1/2001	$30,990,244
31,000,000	[2]	Federal Home Loan Bank System Discount Note, 5.420%, 3/30/2001	30,864,651
700,000,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 5.305% - 6.293%, 3/7/2001 - 5/1/2001	699,830,195
410,000,000		Federal Home Loan Bank System Notes, 5.250% - 7.125%, 5/22/2001 - 2/21/2002	411,810,430
456,041,000	[2]	Federal Home Loan Mortgage Corp. Discount Notes, 4.895% - 6.485%, 3/29/2001 - 1/31/2002	445,418,482
106,000,000	[1]	Federal Home Loan Mortgage Corp. Floating Rate Notes, 5.356%, 3/21/2001	105,959,931
25,500,000		Federal Home Loan Mortgage Corp. Note, 5.300%, 12/28/2001	25,308,370
330,500,000	[2]	Federal National Mortgage Association Discount Notes, 5.250% - 6.340%, 3/15/2001 - 11/30/2001	323,195,037
710,000,000	[1]	Federal National Mortgage Association Floating Rate Notes, 5.170% - 6.530%, 3/3/2001 - 5/3/2001	709,753,815
255,225,000		Federal National Mortgage Association Notes, 5.310% - 7.250%, 3/9/2001 - 1/16/2002	255,168,234
458,000,000	[1]	Student Loan Marketing Association Floating Rate Notes, 5.265% - 5.355%, 3/6/2001	457,892,068

		TOTAL GOVERNMENT AGENCIES	3,496,191,457

		REPURCHASE AGREEMENTS--68.3%[3]
115,000,000		Banc One Capital Markets, 5.500%, dated 2/28/2001, due 3/1/2001	115,000,000
45,000,000		Banc of America Securities LLC, 5.480%, dated 2/28/2001, due 3/1/2001	45,000,000
310,000,000		Barclays Capital, Inc., 5.400%, dated 2/28/2001, due 3/1/2001	310,000,000
405,000,000		Barclays Capital, Inc., 5.500%, dated 2/28/2001, due 3/1/2001	405,000,000
518,000,000		Bear, Stearns and Co., 5.470%, dated 2/28/2001, due 3/1/2001	518,000,000
688,000,000		Chase Government Securities, Inc., 5.500%, dated 2/28/2001, due 3/1/2001	688,000,000
250,000,000		Countrywide Securities Corp., 5.480%, dated 2/28/2001, due 3/1/2001	250,000,000
338,000,000	[4]	Credit Suisse First Boston, Inc., 5.670%, dated 1/10/2001, due 3/12/2001	338,000,000
121,000,000	[4]	Credit Suisse First Boston, Inc., 6.570%, dated 9/14/2000, due 3/14/2001	121,000,000
230,000,000		Deutsche Bank Financial, Inc., 5.470%, dated 2/28/2001, due 3/1/2001	230,000,000
435,000,000		Deutsche Bank Financial, Inc., 5.480%, dated 2/28/2001, due 3/1/2001	435,000,000
200,000,000		First Union Capital Markets, 5.490%, dated 2/28/2001, due 3/1/2001	200,000,000
278,000,000		Goldman Sachs Group LP, 5.450%, dated 2/28/2001, due 3/1/2001	278,000,000
140,000,000		Goldman Sachs Group LP, 5.700%, dated 1/24/2001, due 3/1/2001	140,000,000
93,000,000	[4]	Goldman Sachs Group LP, 6.160%, dated 1/3/2001, due 4/4/2001	93,000,000
100,000,000	[4]	Goldman Sachs Group LP, 6.280%, dated 12/14/2000, due 6/13/2001	100,000,000
Principal Amount			Value
		REPURCHASE AGREEMENTS--continued[3]
$240,000,000		Greenwich Capital Markets, Inc., 5.500%, dated 2/28/2001, due 3/1/2001	$240,000,000
110,000,000		J.P. Morgan & Co., Inc., 5.400%, dated 2/28/2001, due 3/1/2001	110,000,000
430,000,000		Merrill Lynch Government Securities, 5.460%, dated 2/28/2001, due 3/1/2001	430,000,000
110,000,000		Paribas Corp., 5.390%, dated 2/28/2001, due 3/1/2001	110,000,000
408,000,000		Paribas Corp., 5.490%, dated 2/28/2001, due 3/1/2001	408,000,000
700,000,000		Salomon Brothers, Inc., 5.480%, dated 2/28/2001, due 3/1/2001	700,000,000
74,896,000		Societe Generale, New York, 5.390%, dated 2/28/2001, due 3/1/2001	74,896,000
130,000,000		State Street Bank and Trust Co., 5.450%, dated 2/28/2001, due 3/1/2001	130,000,000
55,000,000		Toronto Dominion Securities (USA), Inc., 5.400%, dated 2/28/2001, due 3/1/2001	55,000,000
732,075,000		Warburg Dillon Reed LLC, 5.480%, dated 2/28/2001, due 3/1/2001	732,075,000
125,000,000		Warburg Dillon Reed LLC, 5.500%, dated 2/28/2001, due 3/1/2001	125,000,000
146,000,000	[4]	Warburg Dillon Reed LLC, 6.160%, dated 1/3/2001, due 4/4/2001	146,000,000

		TOTAL REPURCHASE AGREEMENTS	7,526,971,000

		TOTAL INVESTMENTS (AT AMORTIZED COST)[5]	$11,023,162,457

1 Floating rate note with current rate and next reset date shown.

2 Discount rate at time of purchase.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

5 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($11,019,036,675) at February 28, 2001.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 28, 2001

Assets:
Investments in securities	$3,496,191,457
Investments in repurchase agreements	7,526,971,000

Total investments in securities, at amortized cost and value		$11,023,162,457
Cash		3,254,109
Income receivable		30,938,059
Receivable for shares sold		161,379,477

TOTAL ASSETS		11,218,734,102

Liabilities:
Payable for investments purchased	135,950,632
Payable for shares redeemed	45,814,501
Income distribution payable	12,466,200
Accrued expenses	5,466,094

TOTAL LIABILITIES		199,697,427

Net assets for 11,019,036,675 shares outstanding		$11,019,036,675

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$11,019,036,675 ÷ 11,019,036,675 shares outstanding		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED FEBRUARY 28, 2001

Investment Income:
Interest		$608,071,599

Expenses:
Investment adviser fee	$39,385,700
Administrative personnel and services fee	7,179,046
Custodian fees	276,443
Transfer and dividend disbursing agent fees and expenses	12,633,765
Directors'/Trustees' fees	71,988
Auditing fees	14,018
Legal fees	31,937
Portfolio accounting fees	639,299
Shareholder services fee	23,834,813
Share registration costs	835,526
Printing and postage	1,415,997
Insurance premiums	16,503
Miscellaneous	35,956

TOTAL EXPENSES		86,370,991

Net investment income		$521,700,608

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 28 or 29	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$521,700,608	$357,874,842

Distributions to Shareholders:
Distributions from net investment income	(521,700,608)	(357,874,842)

Share Transactions:
Proceeds from sale of shares	43,654,323,696	36,477,258,796
Net asset value of shares issued to shareholders in payment of distributions declared	510,250,084	349,424,325
Cost of shares redeemed	(41,906,837,317)	(35,737,132,412)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	2,257,736,463	1,089,550,709

Change in net assets	2,257,736,463	1,089,550,709

Net Assets:
Beginning of period	8,761,300,212	7,671,749,503

End of period	$11,019,036,675	$8,761,300,212

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

February 28, 2001

ORGANIZATION

Edward D. Jones & Co. Daily Passport Cash Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is stability of principal and current income consistent with stability of principal.

It is anticipated that on April 5, 2001, the Board of Trustees (the "Trustees") will approve the Fund's name change to Edward Jones Money Market Fund. It is anticipated that on April 9, 2001, a new class of shares known as Retirement Shares will become effective and the existing class of shares will be designated as Investment Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investments Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At February 28, 2001, capital paid-in aggregated $11,019,036,675.

Transactions in shares were as follows:

Year Ended February 28 or 29	2001	2000
Shares sold	43,654,323,696	36,477,258,796
Shares issued to shareholders in payment of distributions declared	510,250,084	349,424,325
Shares redeemed	(41,906,837,317)	(35,737,132,412)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,257,736,463	1,089,550,709

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Passport Research Ltd., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on average daily net assets of the Fund as follows: 0.500% on the first $500 million; 0.475% on the second $500 million; 0.450% on the third $500 million; 0.425% on the fourth $500 million; and 0.400% on the more than $2 billion. The Adviser will waive the amount that normal operating expenses of the Fund (including the investment adviser fee, but excluding brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2.5% per year on the first $30 million of average daily net assets of the Fund, 2.0% per year on the next $70 million of average daily net assets of the Fund, and 1.5% per year on any additional assets.

Adviser's Background

Passport Research, Ltd. is a Pennsylvania limited partnership organized in 1981. Federated Investment Management Company ("FIMCO") is the general partner of the Adviser and has a 50.5% interest in the Adviser. FIMCO is owned by Federated Investors, Inc. Edward D. Jones & Co. L.P. is the limited partner of the Adviser and has a 49.5% interest in the Adviser.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with certain administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate net assets of all funds advised by subsidiaries of Federated Investors, Inc. subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

Edward D. Jones & Co. L.P. serves as transfer and dividend disbursing agent for the Fund. The fee paid to Edward D. Jones & Co. L.P. is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Federal Income Tax Information (unaudited)

For the year ended February 28, 2001, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE TRUSTEES AND SHAREHOLDERS OF EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Edward D. Jones & Co. Daily Passport Cash Trust (the "Fund"), as of February 28, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Edward D. Jones & Co. Daily Passport Cash Trust at February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
April 3, 2001

A Statement of Additional Information (SAI) dated April 9, 2001 is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Semi-Annual Report to shareholders as they become available. To obtain the SAI, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Edward Jones
201 Progress Parkway
Maryland Heights, Missouri 63043
1-800-331-2451

Investment Company Act File No. 811-2993

Cusip 48019P102
Cusip 48019P201

8032801A (4/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

**

Edward Jones Money Market Fund

(formerly, Edward D. Jones & Co. Daily Passport Cash Trust)

STATEMENT OF ADDITIONAL INFORMATION

April 9, 2001

INVESTMENT SHARES
RETIREMENT SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Edward Jones Money Market Fund (Fund), dated April 9, 2001. Obtain the prospectus without charge by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Edward Jones Money Market Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

8032801B (4/01)

CONTENTS

How is the Fund Organized? 1

Securities in Which the Fund Invests 1

How is the Fund Sold? 5

Redemption in Kind 5

Massachusetts Partnership Law 6

Account and Share Information 6

Tax Information 6

Who Manages and Provides Services to the Fund? 6

How Does the Fund Measure Performance? 9

Who is Federated Investors, Inc.? 10

Addresses 12

How is the Fund Organized?

The Fund is a diversified open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on January 9, 1980. The Board of Trustees (Board) has established two classes of shares of the Fund, known as Investment Shares and Retirement Shares. This SAI relates to both classes of Shares. The Fund changed its name from Edward D. Jones & Co. Daily Passport Cash Trust to Edward Jones Money Market Fund on April 5, 2001. The Fund's investment adviser is Passport Research, Ltd. (Adviser).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

The Fund is permitted to invest in any high quality money market instrument. As a matter of investment policy, however, the Fund presently limits its investments to the U.S. government securities described in the prospectus and repurchase agreements. The purpose of this policy is to minimize any credit risk associated with the Fund's investments. This policy may be changed at the discretion of the Board.

SECURITIES DESCRIPTIONS AND TECHNIQUES

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund invests.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

Commercial Paper

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes or pass-through certificates. Asset backed securities have prepayment risks.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risk of a zero coupon security.

Insurance Contracts

Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Fund treats these contracts as fixed income securities.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to risks of foreign investing.

SPECIAL TRANSACTIONS

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated administers the program according to procedures approved by the Board and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the Repo Rate) and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. The Fund does not intend to engage in deliver transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Asset Coverage

In order to secure its obligations in connection with special transactions, the Fund will either own the underlying assets or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

INVESTMENT RATINGS

A nationally recognized statistical rating organization's (NRSRO's) highest rating category is determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's") or F-1+, F-1 or F-2 by Fitch IBCA, Inc. ("Fitch") are all considered rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category; currently, such securities must be rated by two NRSROs in their highest rating category. See "Regulatory Compliance."

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Leverage Risks

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the U.S. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Prepayment Risks

Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on asset backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from voluntary prepayment, refinancing or foreclosure of the underlying loans. If the Fund receives unscheduled prepayments, it may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks or other less favorable characteristics.

FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is stability of principal and current income consistent with stability of principal. The investment objective may not be changed by the Fund's Trustees without shareholder approval.

Money market instruments include, but are not limited to, U.S. Treasury Bills, all other marketable obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government obligations"), instruments of banks and savings and loans which are members of the Federal Deposit Insurance Corporation (FDIC) or Federal Savings and Loan Insurance Corporation (FSLIC) (such as certificates of deposit, demand and time deposits, savings shares and bankers' acceptances; these instruments are not necessarily guaranteed by the FDIC or FSLIC), repurchase agreements (an instrument where the seller agrees to repurchase the instrument at the time of sale at a mutually agreed upon time and price), and prime commercial paper including variable amount demand master notes.

The Fund will not invest in instruments issued by banks or savings and loans unless: (a) at the time of investment they have capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements); or (b) the principal amount of the instrument is insured in full by the FDIC or FSLIC. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic U.S. banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations and the possible impact of interruptions in the flow of international currency transactions.

Commercial paper investments will be limited to commercial paper rated A-1 or A-2 by S&P, Prime 1 or Prime 2 by Moody's or F-1 or F-2 by Fitch. In the case where commercial paper has received different ratings from different services, such commercial paper is an acceptable investment so long as at least one rating was a high quality rating and provided the Board or its designee determines that such investment presents minimal credit risks.

The Fund may purchase money market instruments, including bank instruments and commercial paper, which are not rated but are determined by the Board or its designee to be of comparable quality to the other bank or corporate obligations in which the Fund may invest.

The Fund may also purchase U.S. Government obligations on a when-issued or delayed delivery basis. Although the money market instruments purchased by the Fund represent unconditional promises to repay the entire investment proceeds at maturity, this in itself does not suggest that the shares of the Fund are themselves guaranteed. The investment policies outlined above permit investment in a wide variety of money market instruments and it is anticipated that investment emphasis will shift within available categories of instruments depending on the current condition of the money market.

The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations.

INVESTMENT LIMITATIONS

Selling Short and Buying on Margin

The Fund will not sell any money market instruments short or purchase any money market instruments on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of money market instruments.

Borrowing Money

The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets. In addition, the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This latter practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment. The Fund will liquidate any such borrowings as soon as possible. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

Investing in Commodities or Real Estate

The Fund will not invest in commodities, commodity contracts or real estate, except that it may purchase money market instruments issued by companies that invest in or sponsor such interests.

Pledging Assets

The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing.

Underwriting

The Fund will not engage in underwriting of securities issued by others, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

Lending Cash or Securities

The Fund will not lend any of its assets, except that it may purchase or hold money market instruments, including repurchase agreements and variable amount demand master notes, permitted by its investment objective and policies.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

Concentration of Investments

The Fund will not purchase money market instruments if, as a result of such purchase, more than 25% of the value of its total assets would be invested in any one industry.

However, investing in bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations, or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry.

Issuing Senior Securities

The Fund will not issue senior securities, except as permitted by the investment objective and policies and investment limitations of the Fund.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act of 1940 (1940 Act). The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Acquiring Securities

The Fund will not acquire the voting securities of any issuer. It will not invest in securities of a company for the purpose of exercising control or management.

Investing in Restricted Securities

The Fund may invest in restricted securities. Restricted securities are any securities that are subject to restrictions on resale under federal securities law. The Fund may invest without limitation in restricted securities which are determined to be liquid under criteria established by the Trustees. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, to not more than 10% of its net assets.

The Fund did not borrow money, pledge securities or invest in reverse repurchase agreements in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so in the coming fiscal year.

For purposes of the diversification limitation, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7 (the "Rule"), which regulates money market mutual funds. The Fund will determine the effective maturity of its investments according to the Rule. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

DETERMINING MARKET VALUE OF SECURITIES

The Board has decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule. Under the Rule, the Board must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

How is the Fund Sold?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best- efforts basis.

SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and pay them fees.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Fund. To protect its shareholders, the Fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Fund.

In the unlikely event a shareholder is held personally liable for the Fund's obligations, the Fund is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Fund have equal voting rights.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund's outstanding shares.

As of March 22, 2001, there were no shareholders who owned of record, beneficially, or both, 5% or more of outstanding Shares.

Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name; address; birth date; present position(s) held with the Fund; principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Fund for its most recent fiscal year; and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Fund is comprised of one fund and the Federated Fund Complex is comprised of 44 investment companies, whose investment advisers are affiliated with the Fund's Adviser.

As of March 22, 2001, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.

Name Birth Date Address Position With Fund	Principal Occupations for Past Five Years	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex
John F. Donahue*#† Birth Date: July 28, 1924 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHAIRMAN AND TRUSTEE	Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.; formerly: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0 for the Fund and 44 other investment companies in the Fund Complex
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE	Director or Trustee of the Federated Fund Complex; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); formerly: Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, University of Pittsburgh.	$7,695.88	$128,847.72 for the Fund and 44 other investment companies in the Fund Complex
John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE	Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc.; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$7,695.88	$128,847.66 for the Fund and 44 other investment companies in the Fund Complex
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE	Director or Trustee of the Federated Fund Complex; Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering, construction, operations and technical services); formerly: Partner, Andersen Worldwide SC.	$7,695.88	$126,923.53 for the Fund and 44 other investment companies in the Fund Complex

Name Birth Date Address Position With Fund	Principal Occupations for Past Five Years	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE	Director or Trustee of some of the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software); formerly: Director, Redgate Communications and EMC Corporation (computer storage systems). Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$6,995.35	$115,368.16 for the Fund and 44 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE	Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.	$6,995.35	$117,117.17 for the Fund and 44 other investment companies in the Fund Complex
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE	Director or Trustee of the Federated Fund Complex; formerly: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$6,995.35	$117,117.14 for the Fund and 44 other investment companies in the Fund Complex
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE	Director or Trustee of some of the Federated Fund Complex; Management Consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.	$7,695.88	$128,847.66 for the Fund and 44 other investment companies in the Fund Complex
John E. Murray, Jr., J.D., S.J.D.# Birth Date: December 20, 1932 President, Duquesne University Pittsburgh, PA TRUSTEE	Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations and technical services). Previous Positions: Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.	$6,995.35	$117,117.14 for the Fund and 44 other investment companies in the Fund Complex
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE	Director or Trustee of the Federated Fund Complex; Public Relations/ Marketing/Conference Planning. Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.	$6,995.35	$117,117.17 for the Fund and 44 other investment companies in the Fund Complex
John S. Walsh Birth Date: November 28, 1957 2007 Sherwood Drive Valparaiso, IN TRUSTEE	Director or Trustee of some of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); formerly: Vice President, Walsh & Kelly, Inc.	$6,995.35	$117,117.17 for the Fund and 44 other investment companies in the Fund Complex
J.Christopher Donahue*† Birth Date: April 11, 1949 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT AND TRUSTEE

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President, Chief Executive Officer and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; President, Chief Executive Officer and Director, Federated Global Investment Management Corp.; President and Chief Executive Officer, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; formerly: President, Federated Investment Counseling.

		$0	$0 for the Fund and 43 other investment companies in the Fund Complex
Edward C. Gonzales Birth Date: October 22, 1930 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT

President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services; formerly: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

		$0	$0 for the Fund and 38 other investment companies in the Fund Complex
John W. McGonigle Birth Date: October 26, 1938 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT AND SECRETARY	Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; formerly: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.	$0	$0 for the Fund and 44 other investment companies in the Fund Complex

Name Birth Date Address Position With Fund	Principal Occupations for Past Five Years	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex
Richard J.Thomas Birth Date: June 17, 1954 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA TREASURER	Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; formerly: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.	$0	$0 for the Fund and 44 other investment companies in the Fund Complex
Richard B. Fisher Birth Date: May 17, 1923 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA PRESIDENT	President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.; formerly: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.	$0	$0 for the Fund and 37 other investment companies in the Fund Complex
William D. Dawson III Birth Date: March 3, 1949 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHIEF INVESTMENT OFFICER

Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.; formerly: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

		$0	$0 for the Fund and 26 other investment companies in the Fund Complex
Susan R. Hill Birth Date: June 20, 1963 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT	Susan R. Hill has been the Fund's Portfolio Manager since 1993. She is Vice President of the Fund. Ms. Hill joined Federated in 1990 and has been a Portfolio Manager since 1993 and a Vice President of the Fund's Adviser since 1997. Ms. Hill was a Portfolio Manager and an Assistant Vice President of the Adviser from 1994 until 1997. Ms. Hill is a Chartered Financial Analyst and received an M.S. in Industrial Administration from Carnegie Mellon University.	$0	$0 for the Fund and 2 other investment companies in the Fund Complex

* An asterisk denotes a Trustee who is deemed to be an interested person as defined in the 1940 Act.

# A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.

† Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Trustee of the Fund.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

Passport Research, Ltd. is a Pennsylvania limited partnership. Its general partner is Federated Investment Management Company, a wholly owned investment advisory subsidiary of Federated, with a 50.5% interest. Its limited partner is Edward D. Jones & Co. L.P., with a 49.5% interest.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Research Services

Research services may include advice as to the advisability of investing in securities, security analysis and reports, economic studies, industry studies, receipt of quotations for portfolio evaluations and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $250 million
0.125 of 1%	on the next $250 million
0.100 of 1%	on the next $250 million
0.075 of 1%	on assets in excess of $750 million

In addition, the Fund's Distributor provides administrative personnel and services to Federated Services Company for which it receives a fee equal to approximately 0.039% of average daily net assets of the Fund.

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Edward D. Jones & Co., L.P. maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Fund, Ernst & Young LLP, plans and performs its audit so that it may provide an opinion as to whether the Fund's financial statements and financial highlights are free of material misstatement in accordance with accounting principles generally accepted in the United States of America.

FEES PAID BY THE FUND FOR SERVICES

For the Year Ended February 28 or 29	2001	2000	1999
Advisory Fee Earned	$39,385,700	$34,194,313	$27,782,250

Advisory Fee Reduction	0	0	0

Brokerage Commissions	0	0	0

Administrative Fee	7,179,046	6,207,980	5,001,329

Shareholder Services Fee	23,834,813	--	--

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD (INVESTMENT SHARES)

Total returns are given for the one-, five- and ten-year periods ended February 28, 2001.

Yield and Effective Yield are given for the 7-day period ended February 28, 2001.

	7-Day Period	1 Year	5 Years	10 Years
Total Return	NA	5.62%	4.82%	4.30%
Yield	4.82%	NA	NA	NA
Effective Yield	4.93%	NA	NA	NA

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD AND EFFECTIVE YIELD

The yield of Shares is based upon the seven days ending on the day of the calculation, called the "base period." This yield is calculated by: determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base-period return; and multiplying the base-period return by 365/7. The effective yield is calculated by compounding the unannualized base-period return by: adding one to the base-period return, raising the sum to the 365/7th power; and subtracting one from the result.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

  references to ratings, rankings and financial publications and/or performance comparisons of Shares to certain indices;
  charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
  discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and
  information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Lipper Analytical Services Inc.

Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "money market instruments" category in advertising and sales literature.

Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

Municipal Funds

In the municipal sector, as of December 31, 2000, Federated managed 11 bond funds with approximately $4.0 billion in assets and 22 money market funds with approximately $41.8 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

Equity Funds

In the equity sector, Federated has more than 31 years' experience. As of December 31, 2000, Federated managed 40 equity funds totaling approximately $20.6 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

Corporate Bond Funds

In the corporate bond sector, as of December 31, 2000, Federated managed 11 money market funds and 30 bond funds with assets approximating $20.9 billion and $9.7 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 29 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.

Government Funds

In the government sector, as of December 31, 2000, Federated managed 6 mortgage backed, 3 government/agency and 19 government money market mutual funds, with assets approximating $3.3 billion, $1.2 billion and $36.2 billion, respectively. Federated trades approximately $133.4 billion in U.S. government and mortgage backed securities daily and places approximately $28.5 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $50 billion in government funds within these maturity ranges.

Money Market Funds

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 2000, Federated managed more than $99.0 billion in assets across 52 money market funds, including 19 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $36.2 billion, $21.0 billion, $41.8 billion and $110 million, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield--J. Thomas Madden; U.S. fixed income--William D. Dawson III; and global equities and fixed income--Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

MUTUAL FUND MARKET

Forty-nine percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $7 trillion to the more than 8,157 funds available, according to the Investment Company Institute.

FEDERATED CLIENTS OVERVIEW

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

Institutional Clients

Federated meets the needs of approximately 3,031 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/ endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

Bank Marketing

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

Broker/Dealers and Bank Broker/Dealer Subsidiaries

Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,000 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Addresses

EDWARD JONES MONEY MARKET FUND

(formerly, Edward D. Jones & Co. Daily Passport Cash Trust)

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Passport Research, Ltd.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent

Edward D. Jones & Co., L.P.
201 Progress Parkway
Maryland Heights, MO 63043

Independent Auditors

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Investment Shares of Edward Jones Money Market Fund
as of the calendar year-end for each of ten years.

The "y" axis reflects the "% Total Return" beginning with "0" and increasing in increments of 1% up to 6%.

The "x" axis represents calculation periods for the last ten calendar years of the Fund. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1991 through 2000. The percentages noted are: 5.42%, 3.04%, 2.32%, 3.37%, 5.11%, 4.60%, 4.80%, 4.74%,
4.31% and 5.57%.